SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 13, 2001
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated Decenber 13, 2001.

The full text of the Press Release is attached to this report as Exhibit 99.1.

Item 9.    Regulation FD Disclosure.
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     On December 13, 2001, NTL  Incorporated  issued a press release noting with disappointment the action taken by Standard & Poor's ("S&P") and the published opinions of Goldman Sachs.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: December 13, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
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99.1    Press release, dated December 13, 2001

                                                                    Exhibit 99.1
NTL LOGO

Media Release


                         NTL COMMENTS ON MARKET REPORTS

New York, New York (December 13, 2001) - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI), notes with disappointment the action taken by Standard & Poor's ("S&P") and the published opinions of Goldman Sachs.

Furthermore, NTL confirmed that the recently announced cost-reduction programme in its UK operations is an output from a revised business plan. This plan will be discussed along with an update on the previously announced transactions by the year end.

In the interim, NTL reiterated it was fully able to meet all of its current trade obligations and interest payments.


                               -- Ends --

For more information please contact:
Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director- Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com

In the UK:
Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144, or via e-mail at investorrelations@ntl.com